SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 28, 2004

(Date of earliest event reported)

CARDIMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22419	94-3177883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

47266 Benicia Street, Fremont, California 94538
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 354-0300

Item 5. Other Events.

On May 28, 2004, Cardima, Inc. announced that it had received a non-approvable letter from the United States Food and Drug Administration with respect to its amended pre-market approval application for the REVELATION® Tx microcatheter system.

The complete text of the press release issued by the Company is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of Cardima, Inc. dated May 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2004

CARDIMA, INC.

By:	/s/ Barry D. Michaels
Barry D. Michaels
Interim Chief Financial Officer and Secretary